For Information Purposes Only Investor Presentation 1

For Information Purposes Only CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company’s current expectations and/or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) operational structure currently is being developed; (iii) fluctuation in results of operations; (iv) more established competitors; (v) losses exceeding reserves; (vi) downgrades or withdrawal of ratings by rating agencies; (vii) dependence on key executives; (viii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (ix) potential inability to pay dividends; (x) unavailability of capital in the future; (xi) dependence on clients' evaluations of risks associated with such clients' insurance underwriting; (xii) suspension or revocation of reinsurance license; (xiii) potentially being deemed an investment company under United States federal securities law; (xiv) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a PFIC; (xv) dependence on Third Point LLC to implement the Company's investment strategy; (xvi) termination by Third Point LLC of the investment management agreement; (xvii) risks associated with the Company's investment strategy being greater than those faced by competitors; (xviii) increased regulation or scrutiny of alternative investment advisors affecting the Company's reputation; (xix) potentially becoming subject to United States federal income taxation; (xx) potentially becoming subject to United States withholding and information reporting requirements under the FATCA provisions; and (xxi) other risks and factors listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other periodic disclosures filed with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation may also contain non-GAAP financial information. The Company’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For additional information regarding these non-GAAP measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see in the Appendix section of this presentation. 2

For Information Purposes Only OUR COMPANY • Specialty property & casualty reinsurer based in Bermuda • A- (Excellent) financial strength rating from A.M. Best Company • Began operations in January 2012 and completed IPO in August 2013 • Investment portfolio managed by Third Point LLC • Total return focused – Flexible and opportunistic reinsurance underwriting – Market-leading investment management 3

For Information Purposes Only KEY METRICS 4 6 Months Ended June 30, 2014 12 Months Ended December 31, 2013 12 Months Ended December 31, 2012 Diluted Book Value Per Share $13.72 $13.12 $10.89 Shareholders’ Equity $1.47 billion $1.39 billion $869 million Return on Beginning Shareholders’ Equity 5.1% 23.4% 13.0% Growth in Diluted Book Value Per Share 4.6% 20.5% 11.9% Cumulative Growth in Diluted Book Value Per Share from December 31, 20111 41.0% 34.8% 11.9% 1 Diluted Book Value Per Share as of December 31, 2011 = $9.73

For Information Purposes Only TOTAL RETURN BUSINESS MODEL DELIVERS SUPERIOR RETURNS 5 Superior Returns to Shareholders Over Time Exceptional Underwriting Team Market-Leading Investment Management Stable Capital Base Underwriting Profit Investment Return on Float Investment Return on Capital Exceptional Resources Optimal Deployment Outstanding Results + =

For Information Purposes Only EXCEPTIONAL SENIOR MANAGEMENT TEAM 6  CEO Experience Robert Bredahl CFO & COO • CEO, Aon Benfield Securities • President, Aon Benfield Americas • CEO, Benfield U.S. Inc. & CEO, Benfield Advisory • Board Member, Benfield Group PLC  Tony Urban EVP Underwriting • President & CEO, JRG Reinsurance Company • CUO & Head of Reins. Operations, Endurance Reinsurance Corporation of America • EVP & CUO, AXA Corporate Solutions Reinsurance Company  Dan Malloy EVP Underwriting • EVP, Co-Head of Specialty Lines, Aon Benfield • President & CEO, Stockton Reinsurance Ltd. • President, Center Re Bermuda  John Berger Chairman & CEO • CEO, Reinsurance, Vice Chairman of the Board, Alterra Capital Holdings Limited • CEO & President, Harbor Point Re Limited • CEO & President, Chubb Re, Inc. • President, F&G Re • Strong business relationships • Expertise in writing all lines of property, casualty & specialty reinsurance • Track record of capitalizing on market opportunities and producing strong underwriting results • Significant business-building experience

For Information Purposes Only ORGANIZATIONAL STRUCTURE 7 Third Point Reinsurance Ltd. (Holding Company) Third Point Reinsurance Company Ltd. (Class 4 Insurer) Third Point Reinsurance Investment Management Ltd. (Investment Manager) Third Point Reinsurance Opportunities Fund Ltd. (Fund) Bermuda entity UK Entity Third Point Re Marketing (UK) Ltd. (Marketing Company ) 100% 85%* 100% Common Shares (Management Voting Non Participating) 100% 53% of Common Shares (Non Voting Participating) * Hiscox Insurance Company (Bermuda) Limited holds 15% for the common shares of this entity and has 1 Director on the Board pursuant to a Shareholders Agreement Third Point Re Cat Ltd. (Special Purpose Insurer) 100% Common Shares (Voting Non Participating) & 100% Preferred Shares (Non Voting Participating)

For Information Purposes Only FLEXIBLE & OPPORTUNISTIC UNDERWRITING STRATEGY 8 • Our total return model provides crucial flexibility in today’s market environment • We leverage strong relationships to access attractive opportunities • We are the lead underwriter on most of our transactions • Limited property cat exposure on rated balance sheet Target Best Opportunities

For Information Purposes Only TRADITIONAL QUOTA SHARES 9 • Non-standard auto • Ex-wind homeowners • General liability Target Best Opportunities • We focus on lines of business with lower volatility • We provide reinsurance support to small and medium size insurers seeking surplus relief • These transactions are typically relationship-driven, since reinsurance plays such a key role in the client’s capital structure

For Information Purposes Only OPPORTUNISTIC DEALS 10 • Our relationships allow us to be the first call for many special situations • We look for dislocated markets and distressed situations where higher risk adjusted returns are available • We manage our downside exposure with structural features and contract terms & conditions • Regional workers’ compensation • Financial lines • Distressed situations Target Best Opportunities

For Information Purposes Only RESERVE COVERS 11 • Reserve Covers provide clients with reinsurance protection, capital relief and potentially enhanced investment returns • Relationships are key – decision-maker is typically the CEO or CFO • Our team has a reputation for sophisticated structuring to meet each client’s specific needs • Bermuda reinsurers • Lloyds Syndicates • US Insurers • Captives Target Best Opportunities

For Information Purposes Only DIVERSIFIED PREMIUM BASE 12 Traditional Quota Shares (57) Reserve Covers (5) Opportunistic Deals (38) Property QS (31) Auto (24) Workers Comp (20) Multi-Line (9) Agriculture (9) Financial Lines (5) General Liability (2) Gross Premium Written Since Inception1 by Type of Transaction (Percent) Gross Premium Written Since Inception1 by Line of Business (Percent) 1As of 6/30/14 Note: All figures are for P&C Segment only

For Information Purposes Only REINSURANCE RISK MANAGEMENT 13 • Reinsurance business plan complements our investment management strategy: no property catastrophe excess treaties on rated balance sheet and premium and reserve leverage lower than peer group • Company-wide focus on risk management • Robust underwriting and operational controls Risk Management Culture Holistic Risk Control Framework • Measure use of risk capital using internally-developed capital model, AM Best BCAR model and Bermuda Monetary Authority BSCR model • Developed a comprehensive Risk Register that is appropriate for our business model • Instituted at inception a Risk Appetite Statement that governs overall sensitivities in underwriting, investment, and enterprise portfolio Ongoing Risk Oversight • Own Risk Self Assessment (ORSA) report produced quarterly and provided to management / Board of Directors • Provides management with meaningful statistics on our current capital requirement and comparisons to our risk appetite statement • Growing in scope

For Information Purposes Only REINSURANCE RISK MANAGEMENT (CONT’D) 14 • Low premium leverage and asset leverage compared to peer group • Limited legacy reserves mitigate the risk of adverse reserve development • Catastrophe risk is largely limited to our $55 million investment in our catastrophe fund Bermuda Reinsurer Leverage Metrics (Percent) 100 150 200 250 300 350 20 30 40 50 60 70 80 90 Premium to Equity In v e st e d A ss e ts t o E q u it y TPRE Source: Dowling & Co; As of 6/30/2014; “Premium to Equity” = Trailing 12 months’ net premium written divided by shareholders’ equity; “Invested Assets to Equity” = Invested assets and cash divided by shareholders’ equity; Peer group = ACGL, AGII, AWH, AXS, PTP, RE, XL, AHL, ENH, GLRE, LRE, MRH, PRE, RNR, VR

For Information Purposes Only REINSURANCE OPERATIONS 15 • Strong pipeline • Combined ratio trending lower as we gain scale • Continue to expand our underwriting platform ‒ U.K. marketing office ‒ Considering physical presence in the U.S. ‒ Opportunistically hire experienced underwriters

MARKET-LEADING INVESTMENT MANAGEMENT

Illustrative Net Return[1] Since Inception[2,3,4]

($ Thousands)



40
35
30
25
20
15
10
5
0
Third Point Partners LP
HFRI Event-Driven (Total) Index
DJ CS HFI Event Driven Index
S&P 500 (TR)
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

- Third Point LLC owned and led by Daniel S. Loeb
- 21.1% net annualized returns since inception in 1995[5]
- Risk-adjusted returns driven by superior security selection and lower volatility

[1] For Third Point Partners L.P. after fees, expenses and incentive allocation; [2] Past performance is not necessarily indicative of future results; all investments involve risk including the loss of principal; [3] The historical performance of Third Point Partners L.P. (i) for the years 2001 through June 30, 2014 reflects the total return after incentive allocation for each such year as included in the audited statement of financial condition of Third Point Partners L.P. for those years and (ii) for the years 1995 through 2000 reflects the total return after incentive allocation for each such year as reported by Third Point Partners L.P. Total return after incentive allocation for the years 2001 through June 30, 2014 is based on the net asset value for all limited partners of Third Point Partners L.P. taken as a whole, some of whom pay no incentive allocation or management fees, whereas total return after incentive allocation for the years 1995 through 2000 is based on the net asset value for only those limited partners of Third Point Partners L.P. that paid incentive allocation and management fees. In each case, results are presented net of management fees, brokerage commissions, administrative expenses, and accrued performance allocation, if any, and include the reinvestment of all dividends, interest, and capital gains; [4] The illustrative return is calculated as a theoretical investment of $1,000 in Third Point Partners, L.P. at inception relative to the same theoretical investment in two hedge fund indices designed to track performance of certain "event-driven" hedge funds over the same period of time. All references to the Dow Jones Credit Suisse HFI Event Driven Index ("DJ-CS HFI") and HFRI Event-Driven Total Index ("HFRI") reflect performance calculated through June 30, 2014. The DJ-CS HFI is an asset-weighted index and includes only funds, as opposed to separate accounts. The DJ-CS HFI uses the Dow Jones Credit Suisse database and consists only of event driven funds deemed to be "event-driven" by the index and that have a minimum of $50 million in assets under management, a minimum of a 12-month track record, and audited financial statements. The HFRI consists only of event driven funds with a minimum of $50 million in assets under management or a minimum of a 12-month track record. Both indices state that returns are reported net of all fees and expenses. While Third Point Partners L.P. has been compared here with the performance of well-known and widely recognized indices, the indices have not been selected to represent an appropriate benchmark for Third Point Partners L.P., whose holdings, performance and volatility may differ significantly from the securities that comprise the indices; [5] From formation of Third Point Partners L.P. in June 1995 through June 30, 2014.

For Information Purposes Only

THIRD POINT RE

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For Information Purposes Only RELATIONSHIP WITH THIRD POINT LLC 17 • Exclusive relationship through 2016, followed by successive 3-year terms on renewal • Investments are managed on substantially the same basis as the main Third Point LLC hedge funds • We pay the standard 2% management fee and 20% performance allocation. The performance allocation is subject to a standard high water mark Investment Management Agreement Risk Management • Restrictions on leverage, position concentrations and illiquid, private investments • Key man and performance termination provisions • Allowed to diversify portfolio to address concerns of A.M. Best or regulator(s) Liquidity • Investments are held in a separate account – Third Point Re has full ownership of investment portfolio to provide liquidity for claims and expenses • More than 95% of investments are within FAS 157 Levels 1 & 21 • Separate account may be used at any time to pay claims and expenses 1 As of June 30, 2014

For Information Purposes Only THIRD POINT LLC PORTFOLIO RISK MANAGEMENT 18 • Portfolio diversification across industries, geographies, asset classes and strategies • Highly liquid portfolio – investment manager can dynamically shift exposures depending on macro/market developments • Security selection with extensive diligence process • Approach includes index and macro hedging and tail risk protection • Institutional platform with robust investment and operational risk management procedures

For Information Purposes Only STRONG CAPITAL BASE 19 • Publicly-traded capital base • Significant capacity to support growth • Unlike many other reinsurers, our excess underwriting capital is not a drag on ROE • No existing debt / leverage 1As of 6/30/2014; Amounts for AM Best and BMA estimated by TPRE based on the most recent models provided by these entities 2014 Capital Requirements1 ($ Millions) 0 500 1000 1500 Available Capital A.M.Best BCAR BMA Solvency Requirement TPRE Internal Capital Model

For Information Purposes Only STRONG PREMIUM GROWTH 20 • Robust growth since inception • Broad range of lines of business and distribution sources (brokers) • Strong pipeline of opportunities 0 100 200 300 400 2012 2013 2014 Total Gross Written Premium ($ Millions) First Half Full Year

For Information Purposes Only STEADY PROGRESS TOWARDS COMBINED RATIO < 100% 21 • Combined ratio is improving in-line with projections as reinsurance operation gains scale • We anticipate further improvement in our combined ratio as additional premium is earned over the next few quarters 80 100 120 140 2012 2013 1H14 P&C Segment Combined Ratio (Percent)

For Information Purposes Only SIGNIFICANT FLOAT GENERATION 22 • Float = holding premium until claims must be paid • If the underlying reinsurance risk is attractive, generating float allows a reinsurer to access investment “leverage” at low or no cost • Certain lines of business provide reinsurers with float for several years 0 5 10 15 20 2012 2013 1H14 Float As A Percentage of Total Shareholders’ Equity (Percent) Float: 12/31/2012 = $63.9 million; 12/31/2013 = $214.9 million; 6/30/2014 = $268.5 million

For Information Purposes Only ATTRACTIVE RETURNS SINCE INCEPTION 23 Source: Dowling & Co; “Net ROE” = net income divided by average shareholder’s equity; Average equity calculated using the average of current and prior year stated equity; Peer group = ACGL, AGII, AWH, AXS, PTP, RE, XL, AHL, ENH, GLRE, MRH, PRE, RNR, VR Bermuda Reinsurer Net ROE (Percent) 6 8 10 12 14 16 18 20 2012 2013 TPRE Peer average • Returns have been attractive, even through the start-up phase • We are reaching scale in the underwriting operation • We believe that we are well-positioned to out- perform in a challenging market environment

For Information Purposes Only TOTAL RETURN BUSINESS MODEL DELIVERS SUPERIOR RETURNS 24 Superior Returns to Shareholders Over Time Exceptional Underwriting Team Market-Leading Investment Management Stable Capital Base Underwriting Profit Investment Return on Float Investment Return on Capital Exceptional Resources Optimal Deployment Outstanding Results + =

For Information Purposes Only 25 APPENDIX

KEY FINANCIAL HIGHLIGHTS

Consolidated Income Statement ($000s)

	Six months ended 6/30/14	Year ended 12/31/13	Year ended 12/31/12
Gross premiums written	$233,095	$401,937	$190,374
Gross premiums ceded	-	(9,975)	-
Net premiums earned	152,012	220,667	96,481
Net investment income	90,520	258,125	136,868
Total revenues	**$242,532**	**$478,792**	**$233,349**
Loss and loss adjustment expenses incurred, net	90,668	139,812	80,306
Acquisition costs, net	55,014	67,944	24,604
General and administrative expenses	19,574	33,036	27,376
Other expenses[1]	1,807	4,922	446
Total expenses	**$167,063**	**$245,714**	**$132,732**
Income before income tax expense	75,469	233,078	100,617
Income tax expense	(2,375)	-	-
Income including non-controlling interests	73,094	233,078	100,617
Income attributable to non-controlling interests	(2,023)	(5,767)	(1,216)
Net income	**$71,071**	**$227,311**	**$99,401**

Selected Income Statement Ratios[2]

	Six months ended 6/30/14	Year ended 12/31/13	Year ended 12/31/12
Loss ratio[3]	60.5%	65.7%	83.2%
Acquisition cost ratio[4]	36.7%	31.5%	25.5%
General and administrative expense ratio[5]	7.7%	10.3%	21.0%
Combined ratio[6]	**104.9%**	**107.5%**	**129.7%**
Net investment return[7]	**5.5%**	**23.9%**	**17.7%**

Highlights

- Generated $825.4 million of gross premiums written from inception to date.
- Gross premium written in the Property and Casualty Segment increased by 106.7% in 2013 and by 48.4% in the second quarter of 2014.
- Combined ratio continued to improve to 102.7% in the second quarter of 2014 as we gained scale.
- Strong investment returns from investments managed by Third Point LLC of 17.7% in 2012, 23.9% in 2013, and 5.5% in the first 6 months of 2014.

[1] Prior to 2014, changes in estimated fair value of embedded derivatives were recorded in net investment income. As these embedded derivatives have become more prominent, the presentation has been modified and changes in the estimated fair value of embedded derivatives are now recorded in other expenses in the consolidated statements of income. In addition, fixed interest crediting features on these contracts that were recorded in net investment income are now classified in other expenses in the condensed consolidated statements of income.
[2] Underwriting ratios are for the property and casualty reinsurance segment only; [3] Loss ratio is calculated by dividing loss and loss adjustment expenses incurred, net, by net premiums earned; [4] Acquisition cost ratio is calculated by dividing acquisition costs, net by net premiums earned; [5] General and administrative expense ratio is calculated by dividing general and administrative expenses related to underwriting activities by net premiums earned; [6] Combined ratio is calculated by dividing the sum of loss and loss adjustment expenses incurred, net, acquisition costs, net and general and administrative expenses related to underwriting activities by net premiums earned; [7] Net investment return represents the return on our investments managed by Third Point LLC, net of fees.

For Information Purposes Only

THIRD POINT RE

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For Information Purposes Only KEY FINANCIAL HIGHLIGHTS (CONT’D) 27 As of 6/30/14 As of 12/31/13 As of 12/31/12 Total assets $2,589,737 $2,159,890 $1,402,017 Total liabilities 1,046,600 649,494 473,696 Total shareholders’ equity $1,543,137 $1,510,396 $928,321 Non-controlling interests (75,908) (118,735) (59,777) Shareholders' equity attributable to shareholders $1,467,229 $1,391,661 $868,544 Six Months Ended 6/30/14 Year ended 12/31/13 Year ended 12/31/12 Diluted book value per share* $13.72 $13.12 $10.89 Growth in diluted book value per share* 4.6% 20.5% 11.9% Return on beginning shareholders’ equity* 5.1% 23.4% 13.0% Selected Balance Sheet Data ($000s) Selected Balance Sheet Metrics * Non-GAAP measure; please see descriptions and reconciliations on slides 28 and 29 As of 6/30/14 As of 12/31/13 As of 12/31/12 Total investments managed by Third Point LLC $1,687,452 $1,559,442 $925,453 Investments ($000s)

For Information Purposes Only NON‐GAAP MEASURES 28 Book value per share Book value per share as used by our management is a non-GAAP measure, as it is calculated after deducting the impact of non-controlling interests. In addition, diluted book value per share is also a non-GAAP measure and represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure. The following table sets forth the computation of basic and diluted book value per share as of June 30, 2014, December 31, 2013 and 2012: As of 6/30/14 As of 12/31/13 As of 12/31/12 Basic and diluted book value per share numerator: Total shareholders’ equity $1,543,137 $1,510,396 $928,321 Less: Non-controlling interests (75,908) (118,735) (59,777) Shareholders’ equity attributable to shareholders $1,467,229 $1,391,661 $868,544 Effect of dilutive warrants issued to founders and an advisor 46,512 46,512 36,480 Effect of dilutive share options issued to directors and employees 69,223 101,274 51,670 Diluted book value per share numerator $1,582,964 $1,539,447 $956,694 Basic and diluted book value per share denominator: Issued and outstanding shares 103,264,616 103,264,616 78,432,132 Effect of dilutive warrants issued to founders and an advisor 4,651,163 4,651,163 3,648,006 Effect of dilutive share options issued to directors and employees 6,797,949 8,784,861 5,167,045 Effect of dilutive restricted shares issued to directors and employees 666,770 657,156 619,300 Diluted book value per share denominator 115,380,498 117,357,796 87,866,483 Basic book value per share $14.21 $13.48 $11.07 Diluted book value per share $13.72 $13.12 $10.89 ($000s, Except Share and Per Share Amounts)

NON-GAAP MEASURES (CONT'D)

Growth in diluted book value per share

Calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share.

Return on beginning shareholders' equity

Calculated by dividing net income by the beginning shareholders' equity attributable to shareholders and is a commonly used calculation to measure profitability. For the year ended December 31, 2013, we have also adjusted the beginning shareholders' equity for the impact of the issuance of shares in our IPO on a weighted average basis. This adjustment lowers the stated return on beginning shareholders' equity attributable to shareholders.

($000s)

	For six months ended June 30, 2014	For the years ended December 31, 2013	For the years ended December 31, 2012
Net Income	$ 71,071	$ 227,311	$ 99,401
Shareholders' equity attributable to shareholders - beginning of period	1,391,661	868,544	585,425
Subscriptions receivable	-	-	177,507
Impact of weighting related to shareholders' equity from IPO	-	104,502	-
Adjusted shareholders' equity attributable to shareholders - beginning of period	1,391,661	973,046	762,932
Return on beginning shareholders' equity	5.1%	23.4%	13.0%

Insurance float

In an insurance or reinsurance operation, float arises because premiums and proceeds associated with deposit accounted reinsurance contracts are collected before losses are paid. In some instances, the interval between premium receipts and loss payments can extend over many years. During this time interval, insurance and reinsurance companies invest the premiums received and generate investment returns. Although float can be calculated using numbers determined under U.S. GAAP, float is a non-GAAP financial measure and, therefore, there is no comparable U.S. GAAP measure.

For Information Purposes Only

THIRD POINT RE

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